                           SCHEDULE 14A INFORMATION


               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


Filed by the Registrant    [X]

Filed by a Party other than the Registrant    [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Materials Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                          IRVINE SENSORS CORPORATION
               (Name of Registrant as Specified in its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check the box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                          IRVINE SENSORS CORPORATION


                       3001 Redhill Avenue, Building III
                         Costa Mesa, California 92626


                                                                January 23, 1998


To the Stockholders of Irvine Sensors Corporation:

     The Annual Meeting of Stockholders of Irvine Sensors Corporation will be held at The Center Club, 650 Town Center Drive, Costa Mesa, California, on Friday, February 27, 1998, at 2:00 p.m., California time.

     The Annual Report for fiscal 1997 is enclosed herewith. At the stockholders' meeting, we will discuss in more detail the subjects covered in the Annual Report as well as other matters of interest to stockholders.

     The enclosed proxy statement explains the items of business to come formally before the Annual Meeting. As a stockholder, it is in your best interest to express your views regarding these matters by signing and returning your proxy. This will ensure the voting of your shares if you do not attend the Annual Meeting.

     Your vote is important regardless of the number of shares of the Company's Stock you own, and all stockholders are cordially invited to attend the Annual Meeting. To ensure your representation at the Annual Meeting, please mark, sign, date and mail the enclosed proxy promptly in the return envelope provided, which requires no postage if mailed in the united states. The giving of a proxy will not affect your right to vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.


                                         Sincerely yours,

                                         /s/ James Alexiou

                                         James Alexiou
                                         Chairman of the Board

                          IRVINE SENSORS CORPORATION

         Notice of Annual Meeting of Stockholders - February 27, 1998


TO THE STOCKHOLDERS OF IRVINE SENSORS CORPORATION:


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Irvine Sensors Corporation, a Delaware corporation (the "Company"), will be held on Friday, February 27, 1998 at 2:00 p.m., California time, at The Center Club, 650 Town Center Drive, Costa Mesa, California for the following purposes:

     1.   To elect directors to serve for the ensuing year.

     2. To approve an amendment to the Company's 1995 Stock Option Plan to increase the number of shares of Common Stock which may be subject to options under the plan to an aggregate of 1,650,000.

     3. To approve an amendment to the Company's 1995 Stock Option Plan to give the Board of Directors discretion to increase up to the fifth anniversary date the period during which non-statutory stock options may be exercised following the optionee's termination for causes other than death or disability.

     4. To ratify the appointment of Price Waterhouse LLP as independent accountants of the Company for the fiscal year ending September 27, 1998.

     5. To transact such other business as may properly come before the Meeting or any postponement(s) or adjournment(s) thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on December 29, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

     All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, in order to ensure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed Proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she returned a proxy.

                                         By Order of The Board of Directors

                                         /s/ Joanne S. Carson

                                         Joanne S. Carson,
                                         Secretary

Costa Mesa, California
January 23, 1998

                          IRVINE SENSORS CORPORATION

                                PROXY STATEMENT

                INFORMATION CONCERNING SOLICITATION AND VOTING

                        SOLICITATION AND VOTING RIGHTS


General

     The enclosed proxy is solicited by and on behalf of Irvine Sensors Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on Friday, February 27, 1998 at 2:00 p.m., California time, or at any postponements or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at The Center Club, 650 Town Center Drive, Costa Mesa, California. All expenses incurred in connection with this solicitation, including postage, printing, handling and the actual expenses incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners, will be paid by the Company. In addition to solicitation by mail, certain officers, directors and regular employees of the Company, who will receive no additional compensation for their services, may solicit proxies by telephone, telegram or personal call. These proxy solicitation materials were mailed on or about January 23, 1998, together with the Company's 1997 Annual Report to Stockholders, to all stockholders entitled to vote at the Annual Meeting.

     The Company's principal executive offices are located at 3001 Redhill Avenue, Building III, Costa Mesa, California 92626 and its telephone number is
(714) 549-8211.

Voting of Securities

     Irvine Sensors Corporation is a corporation existing and organized under the laws of the State of Delaware. The Company's Board of Directors has fixed the close of business on December 29, 1997 as the record date (the "Record Date") for determining the stockholders of the Company entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. The Company has authorized two classes of voting securities: Common Stock (40,000,000 shares authorized) and Preferred Stock (500,000 shares authorized). As of the Record Date, there are 22,490,806 shares of Common Stock outstanding, 8,785 shares of Series B Preferred Stock outstanding 4,974 shares of Series C Preferred Stock outstanding and 13,000 shares of Series D Preferred Stock outstanding. The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock entitled to vote at the Annual Meeting will constitute a quorum for the purpose of transacting business at the Annual Meeting.

     On each matter that may come before the Annual Meeting, each stockholder is entitled to one vote for each share of Common Stock and that number of shares of Common Stock into which the Series B Preferred Stock and Series C Preferred Stock, as the case may be, are currently convertible. The holders of outstanding Series D Preferred Stock are not entitled to vote on any matters being brought before this meeting. The Series B and C Preferred convert into 50 shares of Common Stock for each share of Preferred and the Series D Preferred convert into 100 shares of Common stock for each share of Preferred. As a class, the Preferred Stock is entitled to 687,950 votes on each matter to come before the Annual Meeting; however, in all matters to come before the Annual Meeting, the Common Stock and the Series B and C Preferred Stock will vote together as a single class. Abstentions and broker-non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders and therefore will have the effect of a negative vote. Broker-non-votes are not counted for purposes of determining whether a proposal has been approved.

     Under the Company's Certificate of Incorporation, cumulative voting is permitted in the election of directors. Under cumulative voting rules, every stockholder voting in the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled, or distribute the stockholder's votes on the same principle among as many candidates as the stockholder thinks fit, provided that votes cannot be cast for more candidates than are provided for by the By-laws at the time of voting. However, no stockholder will be entitled to cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and any stockholder has given notice, at the Annual Meeting and prior to the commencement of voting, of such stockholder's intention to cumulate his votes. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

     All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker "non-votes."

Revocability of Proxies

     At the Annual Meeting, valid proxies will be voted as specified by the stockholder. Any stockholder giving a proxy in the accompanying form retains the power to revoke it at any time prior to the exercise of the powers conferred in the proxy and may do so by taking any of the following actions: (i) delivering written notice to the Secretary of the Company, (ii) delivering to the Secretary of the Company a duly executed proxy bearing a later date or (iii) personally attending the Annual Meeting and revoking the proxy. A stockholder's attendance at the Annual Meeting will not revoke the stockholder's proxy unless the stockholder affirmatively indicates at the Annual Meeting the intention to vote the stockholder's shares in person. Please note, however, that if a stockholders' shares are held of record by a broker, bank or other nominee and he wishes to vote in person at the Annual Meeting, he must obtain from the record holder a proxy issued in his name.

Deadline for Receipt of Stockholder Proposals

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's Annual Meeting to be held in 1999 must be received by the Company no later than September 25, 1998, in order for them to be considered for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting. It is recommended that stockholders submitting proposals direct them to the Secretary of the Company and utilize certified mail-return receipt requested in order to provide proof of timely receipt. No such proposals were received with respect to the Annual Meeting scheduled for February 27, 1998.


                                PROPOSAL NO. 1
                     NOMINATION AND ELECTION OF DIRECTORS

Nominees

     Although the By-laws provide for a board of ten directors, the Company proposes that a board of eight directors be elected at the Annual Meeting. Each director to be elected will hold office until the next annual meeting of stockholders and until his or her successor is elected and has qualified, or until such director's earlier death, resignation or removal. The Board has the power between meetings of stockholders to elect directors to fill vacancies thus created and the Board is presently pursuing candidates to fill one or more of these vacancies. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them FOR the Company's eight nominees named below, seven of whom are presently directors of the Company elected by the stockholders.
Proxies cannot be voted for a greater
number of persons than the number of nominees named. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting or any postponements or adjournments thereof, the Proxies will be voted for any substitute nominee who shall be designated by the Proxy holders or Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the Proxy holders intend to vote all Proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the Proxy holders. Accordingly, the Company seeks discretionary authority to cumulate votes. It is not expected that any nominee will be unable or will decline to serve as director.

Required Vote

     Directors are elected by a plurality of the votes present and in person or represented by proxy and entitled to vote on the proposal. Votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. A broker-non-vote will not be treated as entitled to vote on this matter.

      The Board recommends voting "FOR" the eight nominees listed below.

     The names of the Company's nominees for director, their ages as of February 27, 1998 and certain information about them, are set forth below:

  Name                        Age     Position with Company/Principal Occupation
  ----                        ---     ------------------------------------------

  James Alexiou(1)(2)          65       Chairman of the Board

  James D. Evert               55       President, Chief Executive Officer and a
                                        Director

  John C. Carson               59       Senior Vice President, Chief Technical
                                        Officer and a Director

  Joanne S. Carson             59       Director and Secretary

  Marc Dumont(1)               54       Director

  Walter Garrigan              71       Director

  Frank P. Ragano(1)           69       Director

  Vincent F. Sollitto, Jr.     49       Director

______________
(1)   Member of Compensation Committee.
(2)   Member of Audit Committee.


     Mr. Alexiou is a co-founder of the Company and has served as Chairman of the Board and a director since its inception in 1974. He also served as the Company's President from 1974 until September 1992 and its Chief Executive Officer from 1974 until he retired from this position in September 1994. He was subsequently re-elected to the positions of President and Chief Executive Officer in October 1996 but resigned those positions in January 1997. Mr. Alexiou also serves as Chairman of the Board of MicroSensors, Inc. ("MSI") a wholly owned subsidiary of the Company (since October 1997) and Novalog, Inc.("Novalog") a subsidiary of the Company in which the Company is the majority stockholder (since October 1996). Mr. Alexiou is also President of the Orange County Philharmonic Society. Mr. Alexiou holds a B.S. in business management and an M.A. in economics from Boston University.

     Mr. Evert has been President, Chief Executive Officer and a director of the Company since February 1997. He also serves in those capacities for Novalog since February 1997 and as a director of MSI since October 1997. Prior to joining the Company, Mr. Evert was an independent management consultant. In that role from December 1993 until January 1995, he assisted Fujitsu Microelectronics, Inc. in the formation of a graphics product subsidiary and subsequently served as Vice-President of that unit from January 1995 to February 1996. Prior to his association with Fujitsu, Mr. Evert served as Director of Manufacturing for SuperComputer Systems, Inc. from August 1972 to February 1993 and spent nearly thirty years in various management positions within International Business Machines Corporation ("IBM"). Mr. Evert is a graduate of Syracuse University with a B.S. degree in Electrical Engineering.

     Mr. Carson is a co-founder of the Company and has served as a Senior Vice President since the Company's inception in 1974 and a director since April 1982. He was elected Chief Technical Officer in February 1997. Mr. Carson also serves as a director of MSI (since October 1997). Mr. Carson has been awarded 15 patents for Smart Sensors, 3D packaging and single processing architectures, including neural networks. Mr. Carson holds a B.S. in Physics from the Massachusetts Institute of Technology.

     Mrs. Carson has been a director of the Company since its inception and became the Company's Secretary in December 1981.

     Mr. Dumont became a director of the Company in April 1994. Mr. Dumont has been an international consultant and investment banker for more than five years. Mr. Dumont is also on the Board of Directors of Novalog since October 1996.
From January 1981 to March 1995, Mr. Dumont was President of PSA International S.A., a PSA Peugeot Citroen Group company. Mr. Dumont is a graduate of the University of Louvain, Belgium with degrees in Electrical Engineering and Applied Economics and holds an MBA from the University of Chicago.

     Mr. Garrigan served as a director of the Company from February 1989 until he retired in 1994. He was re-elected to the Board in February 1997. Mr. Garrigan is a retired investment banker and financial consultant. Mr. Garrigan holds AB and Juris Doctor degrees from Rutgers University and is a member of the Bar of the District of Columbia.

     General Ragano became a director of the Company in June 1985. Since December 1988, General Ragano has been Chairman and Chief Executive Officer of CMS, Inc., a manufacturer of defense munitions. General Ragano is also on the Board of Directors of MSI (since October 1997). General Ragano retired from the U.S. Army in July 1980 after serving as the Commander of the U.S. Army Missile Command since June 1978. General Ragano holds a B.S. degree from Duquesne University and an MBA from Syracuse University.

     Mr. Sollitto has been a director of the Company since October 1997. He is Chief Executive Officer of Photon Dynamics, Inc., a position he has held since June 1996. Prior to joining Photon Dynamics, Mr. Sollitto was with Fujitsu Microelectronics, Inc. ("FMI") from September 1993 to February 1996 as General Manager of its Business Unit Operations. He served as Executive Vice President of Technical Operations at SuperComputer Systems, Inc., from April 1991 to July 1993. Mr. Sollitto also spent 21 years in various positions at IBM, including Director of Technology and Process, prior to joining SuperComputer Systems, Inc. A graduate of Tufts College, Mr. Sollitto holds a B.S. degree in Electrical Engineering.

     Directors and officers are elected on an annual basis. The term of each director expires at the Company's next annual meeting of stockholders or at such time as his or her successor is duly elected and qualified. Officers serve at the discretion of the Board of Directors.

     There are no family relationships between any director, executive officer or other key personnel and any other director, executive officer or other key personnel of the Company, other than between John C. Carson and Joanne S. Carson, who are husband and wife.

Compensation of Directors

     Directors who are employees of the Company are not separately compensated for their services as directors or as members of committees of the Board of Directors. During fiscal 1997, directors who were not employees of the Company received $1,600 for each board meeting attended and were reimbursed for reasonable travel and other expenses. No compensation is paid for attendance at meetings of the committees of the Board of Directors.

Board Meetings and Committees

     The Board of Directors held a total of 7 meetings during the fiscal year ended September 28, 1997 and took 3 actions by unanimous written consent. No director attended fewer than 75% of the meetings of the Board of Directors or committees of which he or she was a member during the fiscal year ended September 28, 1997.

     The Audit Committee of the Board of Directors met 1 time during the fiscal year ended September 28, 1997. This Committee reviews the independence of the Company's independent certified public accountants, recommends the engagement and discharge of independent accountants and reviews accounting policies, internal accounting controls and results of audit engagements. During fiscal 1997, neither the Board of Directors nor the Company's independent certified public accountants raised any issues with respect to matters which required formal review.

     The Compensation Committee of the Board of Directors met 5 times during the fiscal year ended September 28, 1997. This Committee makes recommendations to the Board of Directors as to the salaries of officers, administers the Company's executive bonus programs and recommends to the Board the award of stock options to key employees, officers and directors.

     The Company does not have a nominating committee or any committee performing the functions of a nominating committee.

Executive Officers

     The names of the Company's executive officers who are not also directors of the Company and certain information about each of them are set forth below:

     Mr. John J. Stuart, age 58, joined the Company in January 1983 as its Manager of Special Projects and Communications, became the Company's Chief Financial Officer and Treasurer in July 1985, and a Vice President in June 1995. He relinquished the Treasurer position in February 1995. Mr. Stuart is also a member of the Board of Directors and is Vice President of Finance and Chief Financial Officer of both Novalog (since October 1995) and MSI (since October
1997). Mr. Stuart holds a B.S. in Industrial Management from the Massachusetts Institute of Technology.

     Mr. David Pinto, age 65, joined the Company in October 1984 as Controller and was named Treasurer in February 1995. He also serves as Treasurer of Novalog (since October 1995) and MSI (since October 1997). Mr. Pinto is a graduate of St. George's College in Jamaica.

     Mr. Floyd Eide, age 61, joined the Company in August 1997 as Vice President and General Manager - MicroElectronics Division. From November 1987 to August 1997, Mr. Eide was Chief Operating Officer and Vice President, Engineering of Dense-Pac Microsystems Inc. He is a graduate of Fairleigh Dickenson University with a M.S. in Solid State Physics and a B.S. in Physics.

   PROPOSALS 2 AND 3 - ADOPTION OF AMENDMENTS TO THE 1995 STOCK OPTION PLAN


     In 1995, the Board of Directors adopted and the shareholders approved the 1995 Stock Option Plan (the "Plan"), under which an aggregate of 700,000 shares of the Company's Common Stock was authorized for issuance pursuant to incentive and nonstatutory stock options. In August 1997, the Board of Directors amended the Plan, subject to stockholder approval, to increase the number of shares of Common Stock which may be subject to option by an aggregate of 950,000 shares to an aggregate of 1,650,000 shares. The Board of Directors believes that this amendment is necessary to enable the Company to provide meaningful equity incentives to attract, motivate and retain its employees. The Board of Directors recommends that the stockholders vote for approval of the amendment to the Plan.

     The Board of Directors also proposes that the 1995 Stock Option Plan be amended to give the Board discretion to extend the vesting and exercise periods for non-statutory stock options held by employees or directors whose employment or directorship is terminated for any reason except death or disability, from the current period of up to 90 days from the Termination Date (as defined in the Plan) to up to the applicable Fifth Anniversary Date. Specifically, stockholder approval is sought to amend section 7(d) to read in full as follows:

     "(d) Subject to the provisions of Subsection 7(e) hereinbelow involving the death or disability of an Optionee while an employee, director, consultant or advisor of the Company or an Affiliated Company, as of the effective date of the termination of employment or directorship of an Optionee of the Company (or Affiliated Company) for any reason other than death or disability (the "Termination Date"), any unexercised Accrued Installments of the Option granted hereunder to such terminated Optionee shall expire and become unexercisable as of the earlier of (i) the applicable expiration date of the Option; or (ii) 30 days following said Termination Date; provided, however, that the Board may extend such 30-day period for a period up to the applicable Fifth Anniversary Date with respect to non-statutory stock options. Any installments under said Option which have not accrued as of said Termination Date shall expire and become unexercisable as of said Termination Date. Any portion of an Option that expires hereunder shall remain unexercisable and be of no effect whatsoever after such expiration notwithstanding that such Optionee may be reemployed by, or again become a director of or consultant or advisor to the Company or an Affiliated Company."

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF
                               PROPOSALS 2 AND 3


     A summary of the principal provisions of the 1995 Stock Option Plan is set forth below.

     Purpose.  The purpose of the Plan is to attract and retain the best
     --------
available personnel, provide additional incentive to the employees of the Company, and to promote the success of the Company's business and to enable the employees to share in the growth and prosperity of the Company by providing them with an opportunity to purchase stock in the Company on favorable terms.

     Administration.  The Plan may be administered by the Board of Directors or,
     ---------------
upon appointment by the Board, by a committee appointed by the Board consisting of not less than three members, one of which must be the Company's President (the "Committee"). The Board of Directors or the Committee then administering the Plan is referred to herein as the "Administrator". To the extent that the Administrator determines it to be desirable to qualify options as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") the Plan shall be administered by a Committee of two or more "outside" directors within the meaning of Section 162(m) of the Code. The Plan is currently being administered by the Board of Directors.

The interpretation and construction of any provision of the Plan is within the sole discretion of the members of the Board of Directors or its committee, which determinations shall be final and binding.

     Eligibility.  The Plan provides that options may be granted to employees,
     ------------
including officers of the Company and its subsidiaries, consultants and advisors. The Board of Directors or a committee of the Board selects the optionees and the number of shares to be subject to each option. In making such determination, there is taken into account the duties and responsibilities of the individual, the value of the individual's services, their present and potential contribution to the success of the Company, the anticipated number of years of future service of the individual, and other relevant factors. The Plan provides for neither a maximum nor minimum number of option shares that may be granted to any one individual, although there is a limit on the aggregate market value of shares subject to all incentive stock options granted to an individual during a calendar year under the Plan as currently in effect.

     Terms of Options.  Options granted under the Plan may be either "incentive
     -----------------
stock options," as defined in section 422 of the Internal Revenue Code, as currently in effect, or nonstatutory stock options. The terms of options are determined by the Administrator. Each option granted under the Plan is evidenced by a written stock option agreement between the Company and the optionee specifying the type of stock options (incentive or nonstatutory), the number of shares subject to the option, the option price, the exercise period, the terms of the options and certain other terms and conditions of the option.

     The form of payment for shares to be issued upon the exercise of an option may, in the discretion of the Administrator, consists of cash, check, promissory note, an exchange of shares of Common Stock, a combination thereof, or such other consideration as determined by the Board of Directors and as permitted under the Internal Revenue Code.

     The exercise price of an option granted under the Plan is determined by the Administrator and may not be less than 85% in the case of a nonstatutory stock option and 100% in the case of an incentive stock option, of the fair market value of the Company's Common Stock on the date of the grant of the option.
With respect to optionees owning more than 10% of the Company's voting stock at the time of grant, the exercise price for an incentive stock option must be at least 110% of the fair market value. The fair market value of such Common Stock will be determined as of the date of grant of the option and will be equal to the closing price of the Common Stock as of the date of the grant of the option. Options may not be exercised for one year from the date of grant, are generally exercisable in installments, and are not transferable except in the case of death.

     If an optionee ceases to be an employee of the Company for any reason, other than death or disability, the optionee may exercise an option within 30 days (or such other period of time as determined by the Administrator) after the date of termination of employment to the extent such option was exercisable on such date.

     In the event of termination of employment due to death or disability, an option may be exercised by the optionee or his or her legal representative, as the case may be, at any time within one year of the date of such termination of employment, but only to the extent that such option was exercisable at the date of his or her termination of employment.

     Number of Shares Subject to the Plan.  Prior to the proposed amendment, a
     ------------------------------------
total of 700,000 shares were reserved for issuance upon exercise of options granted under the Plan. If the amendment is approved a total of 1,650,000 shares will be reserved for issuance.

     Adjustment Upon Changes in Capitalization.  In the event that a change,
     ------------------------------------------
such as a stock split, reverse stock split, stock dividend, reorganization, recapitalization or reclassification is made in the Company's capitalization which effects the Company's Common Stock, appropriate adjustment will be made in the exercise price of outstanding options and in the number of shares available for issuance under the Plan upon proper authorization of the Board.

     Nontransferability of Options.  An option is nontransferable by the
     ------------------------------
optionee, other than by will or the laws of dissent and distribution, and is exercisable only by the optionee during his or her lifetime, or in the event of death of the optionee, a person who has acquired the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

     Amendment and Termination of the Plan.  The Board of Directors may amend
     --------------------------------------
the Plan at any time or from time to time or may terminate the Plan without approval of the shareholders; provided, however, that approval of the holders of the majority of the outstanding shares of the Company's stock is required for any amendments to the Plan which increase the number of shares which may be optioned thereunder, or adversely affects an optionee's rights under the Plan with respect to any option granted prior to the adoption of the amendment. In any event, the Plan will terminate on January 8, 2005, provided that any options then outstanding under the Plan shall remain outstanding until they expire by their terms.

Federal Income Tax Consequences.
--------------------------------

     The federal tax consequences of options are complex and subject to change. The following discussion is only a summary of the general rules applicable to options. A taxpayer's particular situation may be such that some variation of the general rules may be applicable.

     Incentive Stock Options.  Favorable federal income tax treatment is
     ------------------------
provided for stock options which qualify as "incentive stock options" under section 422 of the Code.

     The discussion in this Proxy Statement of the federal income tax consequences associated with incentive stock options is based on the Code, temporary and proposed regulations, and, where the Company believes it is reasonable and appropriate, prior regulations and rulings.

     Grant.  There are no federal income tax consequences to the optionee by
     ------
reason of the grant of an incentive stock option.

     Exercise.  Upon exercise of an incentive stock option, the optionee does
     ---------
not recognize taxable income. The amount by which the fair market value of the stock acquired at the time of exercise exceeds the option price is an item of tax preference, subject to the alternative minimum tax (see "Alternative Minimum Tax" below).

     Disposition.  A disposition includes any transfer of legal title, such as a
     ------------
transfer by sale, exchange or gift, but it does not include a transfer into joint ownership with right of survivorship if the optionee remains one of the joint owners, a pledge, a transfer by request or inheritance, an exchange of common stock for common stock in the same corporation, an exchange of stock in a tax-free reorganization or a transfer by an insolvent individual to a fiduciary in a bankruptcy or similar proceeding. However, changes in the tax laws designed to prevent the "pyramiding" or exercises of incentive stock options provide that if an optionee exchanges stock acquired through the exercise of an incentive stock option as payment of the exercise price of any other incentive stock option, then such exchange will be treated as a disposition of such stock and will be a disqualifying disposition unless the applicable holding periods of such stock were met (see "Disqualifying Disposition" below).

     The federal income tax consequences of disposing of stock acquired through the exercise of an incentive stock option depend on the timing of the disposition in relation to the dates on which the option was granted and exercised.

     Qualifying Disposition.  If the optionee holds stock acquired through
     -----------------------
exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year from the date on which the shares were transferred to the optionee upon exercise of the option, any gain or loss on a subsequent disposition of such stock will be taxed to the optionee as a long-term capital gain or loss equal to the difference between the amount received upon such disposition and the optionee's basis in such stock.

     Disqualifying Disposition.  If the optionee disposes of the stock before
     --------------------------
the expiration of either holding period described above, and the transaction is one in which any loss, if sustained, would be recognized under the Code, then, in general, at the time of disposition the optionee will recognize taxable ordinary income equal to the lesser of the excess, if any, of the stock's fair market value on the date of exercise over the optionee's basis in the stock, or the optionee's actual gain, if any, on the purchase and sale (i.e., the excess, if any, of the amount received upon disposition over the optionee's basis in the stock.) Under proposed regulations, somewhat different rules would apply to officers subject to section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act").

     If the amount received upon disposition exceeds the stock's fair market value on the date of exercise, then the optionee will have capital gain to the extent of such excess. If the optionee has incurred a loss on the purchase and sale, then the optionee will realize no ordinary income and the loss will be a capital loss. Such capital gain or loss will be long-term or short-term depending on whether the stock was held for more than the applicable long-term capital gains holding period.

     If the optionee disposes of the stock before the expiration of either holding period described above, and the transaction is one in which loss is not recognized under the Code (for example, the sale of the stock to the optionee's spouse), then the optionee will realize ordinary income equal to the excess, if any, of the stock's fair market value on the date of exercise over the optionee's basis in the stock. The optionee will have capital gain to the extent of the excess, if any, of the amount received upon disposition over the stock's fair market value on the day of exercise, which capital gain will be long-term or short-term depending on whether the stock was held for more than the applicable long-term capital gains holding period from the date of exercise. If the amount received upon disposition is less than the stock's fair market value on the date of exercise, the optionee will still have ordinary income equal to the excess, if any, of the stock's fair market value on the date of exercise over the optionee's basis in the stock; however, no loss will be recognized, and the ultimate tax consequences to the optionee will be determined under the section of the Code which governs such nonrecognition.

     Consequences to the Company.  There are no federal income tax consequences
     ----------------------------
to the Company by reason of the grant or exercise of an incentive stock option. To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will be entitled (subject to the requirement of reasonableness and the satisfaction of any income tax withholding obligation) to a corresponding business expense deduction in the tax year in which the disposition occurs. Otherwise, there are no federal income tax consequences to the Company by reason of the disposition of stock acquired through exercise of an incentive stock option.

     Alternative Minimum Tax.  The exercise of an option of disposition of stock
     ------------------------
acquired on such exercise may give rise to two types of tax preference items which could potentially subject the optionee to the alternative minimum tax (or additional alternative minimum tax if the optionee is already subject to such tax). The difference between the exercise price of an incentive stock option and the fair market value of the stock on exercise is an item of tax preference.

     The alternative minimum tax is imposed only if and to the extent it exceeds the optionee's regular tax for the taxable year.

     Nonstatutory Stock Options.  Nonstatutory stock options granted under the
     ---------------------------
Plan do not qualify as "incentive stock options" and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the option price. The income realized by the optionee will be subject to income tax withholding by the Company out of the current earnings paid to the optionee. If such earnings are insufficient to pay the tax, the optionee will be required to make a direct payment to the Company for the tax liability.

     Notwithstanding the foregoing, the holder of a nonstatutory option will not recognize income at the time such option is exercised if sale of the shares is received upon exercise of the option at a profit would subject him to possible liability under section 16(b) of the Exchange Act. This section applies only to officers, directors and 10% shareholders of the Company. In this case, the optionee may not recognize ordinary income until the restrictions imposed by section 16(b) of the Exchange Act with respect to such shares lapse. The amount of ordinary income recognized will be the excess of the fair market value of the shares at the time such restrictions lapse over the exercise price. The optionee may avoid this deferral provision by filing an election under section 83(b) of the Internal Revenue Code within 30 days after the nonstatutory stock option is exercised. If such an election is filed, the optionee will be taxed at the same time and in the same manner as would a holder of a nonstatutory stock option who is not subject to the provisions of section 16(b) of the Exchange Act.

     Upon a resale of any shares acquired pursuant to the exercise of a nonstatutory stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and will qualify for long-term gain or loss treatment if the shares have been held for more than six months at the date of their disposition. The optionee's basis for determination of gain or loss upon any subsequent disposition of shares acquired upon the exercise of a nonstatutory stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option.

     In general, there will be no federal tax consequences to the Company upon the grant or termination of a nonstatutory stock option or sale or disposition of the shares acquired upon exercise of a nonstatutory stock option. However, upon the exercise of a nonstatutory stock option, the Company will be entitled to a deduction to the extent and in the year that ordinary income from the exercise of the option is recognized by the optionee, provided the Company has satisfied its withholding obligations under the Code.


                                PROPOSAL NO. 4
            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected the accounting firm of Price Waterhouse LLP to continue to serve as the Company's independent accountants for the fiscal year ending September 27, 1998. A representative of Price Waterhouse LLP is expected to attend the Annual Meeting and will be available to respond to stockholders' questions or make a statement if he desires to do so.

     Accounting services provided by Price Waterhouse LLP in fiscal 1997 included the examination of the Company's consolidated financial statements for the fiscal year ended September 28, 1997 and the review of various filings with the Securities and Exchange Commission. During fiscal 1997, the Company paid Price Waterhouse LLP the sum of $78,000 for their services.

                               OTHER INFORMATION

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth as of December 19, 1997, the number and percentage of Common and Preferred Stock owned by (i) persons known by the Company to beneficially own more than 5% of an outstanding class of voting securities, (ii) each director and nominee for director, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors and executive officers as a group. The Company knows of no arrangements that will result in a change in control subsequent to the date hereof. Except as otherwise indicated, each person has sole investment and voting power with respect to the shares shown, subject to community property laws, where applicable.

                   Amount and Nature of Beneficial Ownership

                                              Sole Voting    Shared Voting                  Percent
                                 Title of    or Investment   or Investment    Aggregate       of
Name                               Class         Power          Power(1)       Amount       Class(2)
----                             ---------   -------------   -------------   -----------   ---------

James Alexiou                    Common        909,402(3)     2,449,900(4)     3,359,302      14.70%
3001 Redhill Ave., Bldg III      Preferred         -             13,759           13,759     100.00%
Costa Mesa, California

James D. Evert                   Common         29,722              -             29,722         (7)
3001 Redhill Ave., Bldg III
Costa Mesa, California

John C. Carson(5)                Common        644,089(3)     2,449,900(4)     3,093,989      13.54%
3001 Redhill Ave., Bldg III      Preferred         -             13,759           13,759     100.00%
Costa Mesa, California

Joanne S. Carson(5)              Common        316,210              -            316,210       1.47%

Marc Dumont                      Common         49,666(6)           -             49,666         (7)

Walter Garrigan                  Common            -                -                -

Frank P. Ragano                  Common         45,368(8)           -             45,368         (7)

Vincent F. Sollitto, Jr.         Common            -                -                -

John J. Stuart, Jr.              Common        278,839        2,449,900(4)     2,728,739      12.28%
3001 Redhill Ave., Bldg III      Preferred         -             13,759           13,759     100.00%
Costa Mesa, California

All directors and
executive officers               Common      1,659,496(3)(6)  2,449,900 (4)    4,109,396      17.97%
as a group (10 persons)          Preferred         -             14,011           14,011     100.00%

___________
(1) Such shares of Common and Series B and Series C Preferred Stock are held by the Company's Stock Bonus Plan; the named individual shares the power to vote and dispose of such shares.
(2) Percentages have been calculated based upon the number of outstanding shares on December 19, 1997 plus Common Stock deemed outstanding at such date pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.
(3) Includes 613,800 shares issuable to R & D Leasing Ltd. ("RDL") upon exercise of common stock warrants, all of which are currently exercisable, as to which the named individual, a general partner of RDL, may be deemed to be the beneficial owner.

(4) Includes 1,761,950 shares of Common Stock and 687,950 shares issuable upon conversion of Series B and Series C Preferred Stock, all of which are held by the Company's Stock Bonus Plan, by virtue of the named individual's shared power to vote and dispose of such shares.
(5) The amounts and percentages for each of John C. Carson and Joanne S. Carson, who are husband and wife, exclude amounts held by the other spouse as separate property.
(6) Includes 16,666 shares issuable upon exercise of currently exercisable common stock options.
(7)  Less than 1%.
(8) Includes 3,333 shares issuable upon exercise of currently exercisable common stock options.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors and persons who own more than ten percent of a class of the Company's equity securities registered under the Exchange Act, to file with the Commission reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of this information, including written representations that no other reports were required, the Company believes that during the fiscal year ended September 28, 1997, each of the Company's executive officers, directors and holders of ten percent or more of the Company's Common Stock timely filed all reports required to be filed pursuant to Section 16(a) of the Exchange Act.


                             EXECUTIVE COMPENSATION


Compensation of Executive Officers

     For fiscal years ended September 28, 1997, September 29, 1996, and October 1, 1995, the compensation awarded or paid to, or earned by each of the Chief Executive Officers who held that position during fiscal 1997, and each of the two other executive officers of the Company whose annual salary and bonus exceeded $100,000 in fiscal 1997 (the "Named Executive Officers"), is shown in the following table:

                          Summary Compensation Table

                                                                       Long Term Compensation
                                       Annual Compensation           Awards           Payouts
                                  ------------------------------   -------------------------------
                                                          Other
   Name                                                  Annual    Restricted
    and                                                  Compen-     Stock      Options/    LTIP      All Other
Principal                 Fiscal                         sation      Awards       SARs     Payouts   Compensa-
Position(s)                Year   Salary($)   Bonus($)   ($)(1)       ($)         (#)        ($)     tion($)(2)
-----------               ------  ---------   --------   -------   ----------   --------   -------   ----------

James Alexiou(3)           1997     73,991        -           -          -       110,000       -       112,766
 Chairman of the Board     1996    135,553        -         1,309        -           -         -           -
                           1995    149,968        -        13,152        -           -         -        16,823

James D. Evert(4)          1997     92,288     47,500         -        7,500     300,000       -         8,770
 President and Chief       1996        -          -           -          -           -         -           -
 Executive Officer         1995        -          -           -          -           -         -           -

John C. Carson             1997    146,500        -         3,865        -       100,000       -        14,255
 Senior Vice President     1996    146,500        -         1,080        -           -         -        18,033
                           1995    130,000        -        11,686        -           -         -        14,656

John J. Stuart, Jr.        1997    120,000        -         5,091        -       100,000       -        11,888
 Vice President and        1996    120,000        -         1,044        -           -         -        16,050
 Chief Financial Officer   1995    110,032     10,000       4,415        -           -         -        12,352

___________
(1) As permitted by the rules promulgated by the SEC, no amounts are shown for "perquisites," where such amounts for the Named Executive Officers do not exceed the lesser of 10% of the sum of such executive bonus salary or $50,000.
(2) Amounts in this column represent the value of shares contributed to the named individual's account in the Employee Stock Bonus Plan. See "Employee Stock Bonus Plan." Also includes payment of $105,734 to Mr. Alexiou from the Company's Executive Compensation Retirement Plan.
(3) Effective October 14, 1996, Mr. Alexiou was appointed President and Chief Executive Officer and resigned from these positions in January 1997.
(4) Effective February 3, 1997, Mr. Evert was appointed President and Chief Executive Officer.

Employment Agreements

     The Company had no employment agreements with any of its executive officers during the fiscal year ended September 28, 1997 and has not entered into any such agreements in the current fiscal year.

Option Grants

     The following table sets forth certain information regarding grants of stock options made during the fiscal ended September 28, 1997 to the Named Executive Officers. No stock appreciation rights ("SARs") were granted during fiscal 1997.

                      Options Granted in Last Fiscal Year

                                                    Individual Grants                  Potential Realizable
                         -------------------------------------------------------        Value at Assumed
                          Number of      % of Total                                  Annual Rates of Stock
                          Securities       Options                                   Price Appreciation for
                          Underlying     Granted to       Exercise or                     Option Term(3)
                           Options      Employees in       Base Price    Expiration   -----------------------
Name                      Granted(1)    Fiscal Year(2)     ($/Share)        Date         5% ()$      10% ($)
----                      ----------    --------------    -----------    ----------   ---------      --------
James Alexiou                10,000                0.8%        1.4375    12/01/2000       2,300         4,800

James Alexiou               100,000                8.4%           .98     8/17/2001      15,400        32,400

James D. Evert              300,000               25.1%          1.50     2/27/2001      70,900       149,000

John C. Carson              100,000                8.4%           .98     8/17/2001      15,400        32,400

John J. Stuart, Jr.         100,000                8.4%           .98     8/17/2001      15,400        32,400


-------------------
(1) Options granted become exercisable at the rate of 33% annually over a three year period from the date of grant.

(2) Based on an aggregate of 1,196,000 options granted under the Company's option plans in the fiscal year ended September 28, 1997.

(3) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date and are not intended to forecast possible future appreciation, if any, in the price of the Common Stock. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the options or the sale of the underlying shares. The actual gains, if any, on the stock option exercises will depend on the future performance of the Common Stock, the optionholder's continued employment through the option vesting period and the date on which the options are exercised.

Option Exercises In Last Fiscal Year And Fiscal Year-End Values

     The following table contains information relating to the exercise of stock options granted under the 1991 and 1995 Stock Option Plans by the Named Executive Officers in fiscal 1997, as well as the number and value of their unexercised options as of September 28, 1997.

                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values


                                                              Number of
                                                       Securities Underlying         Value of Unexercised
                            Shares        Value         Unexercised Options          In-the-Money Options
                         Acquired on    Realized      at Fiscal Year End(#)(2)      at Fiscal Year End($)(3)
                         Exercise(#)      ($)(1)    ---------------------------   --------------------------
                         -----------    --------    Exercisable   Unexercisable   Exercisable   Unexercisable
                                                    -----------   -------------   -----------   -------------
Name
----
James Alexiou                      -           -              -         110,000             -          30,000

James D. Evert                     -           -              -         300,000             -               -

John C. Carson                     -           -                        100,000             -          30,000

John J. Stuart, Jr.                -           -              -         100,000             -          30,000

--------------------

(1) Represents the fair market value of the Company's Common Stock on the date of exercise (based on the closing sales price reported on the Nasdaq SmallCap Market or the actual sales price if the shares were sold by the optionee), less the exercise price, and does not necessarily indicate that the shares were sold by the optionee.

(2)  Includes both in-the-money and out-of-the money options.

(3) Fair market value of the Company's Common Stock on the last trading day of fiscal 1997 ($1.28 per share), less the applicable exercise prices, multiplied by the number of options.

Employee Stock Bonus Plan

     All of the Company's employees are eligible to participate in the Employee Stock Bonus Plan, which has been established by the Company in lieu of a retirement plan. Employees are enrolled in the plan as of the day following the date on which the employee completes at least one hour of work. In order to share in the Company's contribution to the Plan in any Plan year, an employee must have worked a minimum of 1,000 hours during the Plan year, and be employed by the Company at the end of the Plan year. To date, the Plan has been funded only with previously unissued shares of the Company's Common and Preferred stock; thus the Company has not incurred any cash expense in connection therewith. The Plan's assets are allocated annually to the participating employees' accounts in the respective ratios that each participating employee's compensation bears to the total compensation of participating employees. An employee's participation in the Plan terminates on his retirement, disability or death, at which time the employee will receive that portion of his account which has vested. Generally, an employee's account vests at a rate of 20% per year after completing three years of employment and is 100% vested after seven years of employment. All executive officers named in the Summary Compensation Table participate in the Company's Employee Stock Bonus Plan. In the fiscal years ended September 28, 1997, September 29, 1996 and October 1, 1995, the Company contributed 347,600, 172,900 and 68,000 shares of Common Stock, respectively, to the Plan, valued at $445,500, $687,400 and $472,300, respectively, as of the date of contribution.

     The value of contributions to the accounts of the Named Executive Officers for the fiscal year ended September 28, 1997 has been included in "All Other Compensation" in the table.

     The Company maintains an Executive Compensation Retirement Plan wherein certain executives may receive compensation based on a combination of age, length of service and a percentage of average salary during the 36 months preceding their retirement date. Mr. Alexiou was eligible to receive such compensation in fiscal 1997.

Compensation Committee Interlocks and Insider Participation

     During the fiscal year ended September 28, 1997, Messrs. Alexiou, Dumont and Ragano served as members of the Compensation Committee. Except for Mr. Alexiou, during fiscal 1997, all of the members of the Compensation Committee were non-employee directors. Mr. Alexiou did not participate in any decisions regarding his own compensation. None of the Company's executive officers has, during fiscal 1997, served on the Board of Directors or the compensation committee of any other entity, any of whose officers served either on the Board of Directors or the Compensation Committee of the Company.

Compensation Committee Report/1/

  The Company's executive compensation philosophy is to attract and retain executive officers capable of leading the Company to fulfillment of its business objectives by offering competitive compensation opportunities that in large part reward individual contributions as well as including a component that recognizes overall corporate performance. In addition, long-term equity compensation is awarded to align the interests of management and stockholders. The Company provides executive officers (and key employees) of the Company with a substantial economic interest in the long-term appreciation of the Company's stock through the grant of stock options and participation in the Employee Stock Bonus Plan, subject to vesting restrictions.

  To further these objectives, the compensation program for executive officers generally consists of four components: (i) base cash salaries, (ii) annual cash bonus plans (iii) stock options, and (iv) employee retirement plan. Total compensation paid by the Company to its executive officers is designed to be competitive with the compensation packages paid to the management of comparable companies in the electronic manufacturing industry. The Committee generally evaluates corporate and individual performance based on factors such as achieving profitability, increasing stockholders' value and continued growth.
As a result, a significant component of the evaluation involves a subjective assessment of qualitative factors. Moreover, the Committee does not base its considerations on any single performance factor, nor does it specifically assign relative weight to factors, but rather considers a mix of factors and evaluates the Company and individual performance against that mix.

Base Salaries

  The Committee approves salary changes for executive officers in accordance with the salary administrative policy. Salary adjustments are generally made following the end of the fiscal year. The salary administrative policy is a long-standing one that is periodically reviewed by the Committee. The policy reflects both performance objectives and accomplishments and competitive salary data of other Companies. Adjustments to base salaries are recommended on the basis of these factors.

Cash Bonuses

  Cash bonuses are awarded based on the achievement of corporate and individual goals recommended by the Chief Executive Officer and approved by the Compensation Committee and Board of Directors, as well as the financial condition and prospects for the Company. Under the bonus plan applicable to executive officers, award levels range from zero to 50% of base salaries. For the fiscal 1997 year, which ended September 28, 1997, a bonus of $40,000 was awarded to Mr. Evert. See "- Chief Executive Officer Compensation." No other bonuses were awarded to other executive officers.

Stock Options

  Long-term equity incentives are granted to executive officers and other selected employees from time to time on a discretionary basis. Options are typically granted with an exercise price equal to the Common Stock's market value on the date of grant, and generally become incrementally exercisable after one year of continued employment following the grant date and expire three years thereafter. Options are

--------------------
/1/ This Report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

granted based upon recommendations of management as to the grantees, number of options that should be granted and other terms. Options are granted to key employees, including the executive officers, based on current performance, anticipated future contribution based on that performance and ability to impact corporate and/or business results. During fiscal 1997, options to purchase 635,000 shares of common stock were granted to executive officers.

Employee Retirement Plan

  The Company maintains an employee retirement plan which provides for annual contributions to the Company's Stock Bonus Trust on behalf of the employees, including executives. At the discretion of the Compensation Committee, contributions not to exceed 15% of total payroll are made in the Company's Common Stock at market value. Individual employees gain a vested interest over a seven year period of service.

Chief Executive Officer Compensation

  The Company's policy is to compensate its officers, including the Chief Executive Officer, with salary commensurate with the base compensation paid by competitive employers, supplemented by compensation in recognition of performance. Mr. Alexiou was named Chief Executive Officer effective October 14, 1996, and the Committee set Mr. Alexiou's base salary at $149,968, which was the same base salary paid to Mr. Alexiou when he had previously served as the Company's Chief Executive Officer. Mr. Alexiou retired from this position in January 1997, and Mr. James D. Evert was hired as President, Chief Executive Officer and a member of the Board of Directors. Mr. Evert's compensation package included a base salary of $149,968, options to purchase 300,000 shares of the Company's common stock at $1.50 per share and an employment bonus of $7,500 cash and $7,500 in shares of the Company's common stock. Mr. Evert is also eligible to receive a supplemental package allowing for the possibility of bonuses up to 50% of salary based on financial, operational and strategic objectives for the Company. The Committee based this compensation package on an assessment of various factors related to the Company and specifically to Mr. Evert. As in previous years, in making its compensation decisions, the Committee also took into consideration executive compensation information from other companies in the industry, including industry surveys, publicly available information and reports from compensation consulting firms.

  Section 162(m) of the Internal Revenue Code (the "Code") limits the Company to a deduction for federal income tax purposes of no more than $1,000,000 of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1,000,000 may be deducted if it is "performance-based compensation" within the meaning of the Code. The statute containing this law and the applicable proposed Treasury regulations offer a number of transitional exceptions to this deduction limit for pre-existing compensation plans, arrangements and binding contracts. As a result, the Compensation Committee believes that at the present time it is quite unlikely that the compensation paid to any Named Executive Officer in a taxable year which is subject to the deduction limit will exceed $1,000,000. Therefore, the Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as "performance-based compensation." The Compensation Committee intends to continue to evaluate the effects of the statute and any final Treasury regulations and to comply with Code Section 162(m) in the future to the extent consistent with the best interests of the Company.

                                Compensation Committee of the Board of Directors
                                                 James Alexiou
                                                 Marc Dumont
                                                 General Frank Ragano

Stock Performance Graph

  The following graph compares the cumulative stockholder returns on the Company's Common Stock, Nasdaq and the Electronic Equipment Manufacturers Group Index. The graph covers the five-year period from September 27, 1992 through September 28, 1997, the end of the Company's last completed fiscal year, and assumes a $100 investment was made on September 27, 1992. Each of the three measures of cumulative total return assumes reinvestment of dividends. The stock performance shown on the graph below is not necessarily indicative of future performance.



                                    [Graph]



Assumes $100 invested on September 27, 1992 in Irvine Sensors Corporation Common Stock, Nasdaq index and Electronic Equipment Manufacturers Group. Total return assumes reinvestment of dividends.




                                      9/27/92    10/3/93    10/2/94    10/1/95    9/29/96    9/28/97
                                     --------   --------   --------   --------   --------   --------
            Irvine Sensors Corp      $    100   $    155   $    187        235   $     65   $     32
            Nasdaq                   $    100   $    130   $    138   $    167   $    195   $    265
            Peer Group(1)            $    100   $    183   $    187   $    316   $    299   $    494

            (1) The Peer Group Index is based on the Electronic Equipment Manufacturers Group.

Certain Transactions

     In April 1980, the Company entered into an agreement with R & D Leasing Ltd., ("RDL"), a limited partnership in which James Alexiou, the Company's Chairman of the Board and John C. Carson, a Senior Vice President, are general partners with beneficial interests, to design an electronic circuit, to develop certain fabrication processes and to build equipment for testing electronic integrated circuits. In connection with the development of the electronic test equipment under the RDL agreement, certain other proprietary fabrication processes were developed to which RDL retained ownership. Upon the occurrence of certain specified events, such as the use of patented fabrication processes in connection with contracts, the agreement with RDL provides that the Company will pay RDL a royalty fee of 3.5% of revenues from sales of the basic devices using the processes created during the development of this equipment.

     In October 1989, the Board of Directors approved an amendment to the RDL agreement. Under the amendment the Company will pay RDL a royalty of 3.5% of all sales of the basic devices sold by the Company. In addition, RDL is entitled to receive an amount equal to 7% of all royalties earned by the Company from sales by the Company's sublicensees. The Company's exclusive rights to the technology extend to all uses, both government and commercial. RDL agreed to defer its royalty claims and subordinate them with respect to all other creditors in exchange for options to purchase up to 1,000,000 shares of the Company's Common Stock, which are exercisable by applying the deferred royalties to the purchase. The initial 500,000 options vested immediately at the time of the initial five year deferral period in October 1989. In October 1994, the remaining 500,000 options vested upon RDL's extended deferral. The 1,000,000 options are exercisable at $1.00 until October 1999. If RDL exercises its option in whole or in part, title to RDL's technology will transfer to the Company and all further royalty obligations will cease. If the option expires unexercised, the subordination provisions will terminate and the accrued royalties will be due and payable in the same manner as any other corporate obligation.

     As of September 28, 1997, the Company had accrued $613,800 in deferred royalties. During fiscal year 1997, no royalties were paid by the Company. The Company believes that the terms of the foregoing transactions were no less favorable to the Company than would have been obtained from a nonaffiliated third party for similar services.

                                 OTHER MATTERS

     The Company currently knows of no other matters to be submitted at the Annual Meeting other than those described herein. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy card to vote the shares they represent in accordance with their respective best judgments.

                                         By Order of The Board of Directors


                                         /s/ Joanne S. Carson

                                         Joanne S. Carson
                                         Secretary


Costa Mesa, California
January  23, 1998


     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 28, 1997 is available without charge upon written request to Investor Relations, Irvine Sensors Corporation, 3001 Redhill Avenue, Building III, Costa Mesa, California 92626. The Company's Annual Report on Form 10-K, as well as certain other reports, proxy statements and other information regarding the Company, is available on the Securities and Exchange Commission's Web site (http://www.sec.gov)

  THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. ADDITIONALLY, THE COMPANY IS GRANTED DISCRETIONARY AUTHORITY TO CUMULATE VOTES.

1. Election of Directors: James Alexiou, Marc Dumont, John C. Carson, James D. Evert, Joanne S. Carson, Frank P. Ragano, Walter Garrigan, Vincent F. Sollitto, Jr.
                               FOR          WITHHELD FOR ALL
                               [_]               [_]

WITHHELD FOR: (Write that nominee's name in the space provided below).

_______________________________________________________________________________


2. To approve an Amendment to the Company's 1995 Stock Option Plan increasing the number of shares optionable to 1,650,000.
                               FOR          AGAINST         ABSTAIN
                               [_]            [_]             [_]

3. To approve an Amendment to the 1995 Stock Option Plan to give the board discretion to extend the option period following termination for causes other than death or disability, for non-statutory options.
                               FOR          AGAINST         ABSTAIN
                               [_]            [_]             [_]

4. To ratify the appointment of Price Waterhouse as the Company's independent accountants.
                               FOR          AGAINST         ABSTAIN
                               [_]            [_]             [_]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
                               FOR          AGAINST         ABSTAIN
                               [_]            [_]             [_]

ANY ONE OF SUCH ATTORNEYS-IN-FACT OR SUBSTITUTES AS SHALL BE PRESENT AND SHALL ACT AT SAID MEETING OR ANY ADJOURNMENT(S) THEREOF SHALL HAVE AND MAY EXERCISE ALL POWERS OF SAID ATTORNEYS-IN-FACT HEREUNDER.


                           I PLAN TO ATTEND MEETING     [_]

                            COMMENTS/ADDRESS CHANGE
                       PLEASE MARK THIS BOX IF YOU HAVE
                      WRITTEN COMMENTS/ADDRESS CHANGE ON
                               THE REVERSE SIDE         [_]


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



SIGNATURE(S)___________________________________________      DATED______________

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                             FOLD AND DETACH HERE

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          IRVINE SENSORS CORPORATION
               ANNUAL MEETING OF STOCKHOLDERS-FEBRUARY 28, 1997

     The undersigned stockholder of Irvine Sensors Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement each dated January 23, 1998 and Annual Report to Stockholders for the fiscal year ended September 28, 1997, and hereby appoints James Alexiou and John C. Carson, and each of them, proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Irvine Sensors Corporation (the "Company") to be held on February 27, 1998 at 2:00 p.m., California time, at The Center Club, 650 Town Center Drive, Costa Mesa, California, and at any adjournment or adjournments thereof, and to vote all shares of Common and Preferred Stock to which the undersigned would be entitled, if then and there personally present, on the matters set forth:


-------------------------------------------------------------------------
COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON REVERSE SIDE



                                      (Continued and to be signed on other side)



                           + FOLD AND DETACH HERE +